SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                          OMNIS TECHNOLOGY CORPORATION


                (Name of Registrant as Specified In Its Charter)

                            -------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                                   OMNIS LOGO


                         OMNIS TECHNOLOGY CORPORATION

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 23, 2000


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Omnis Technology Corporation, a Delaware corporation (the "Company" or "Omnis"), will be held on October 23, 2000, at 1:00 p.m., Pacific Time, at the offices of Morrison & Foerster LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105 (415) 268-6465, for the following purposes:

       1. To elect three (3) Class III directors to serve until the 2003 Annual Meeting of Stockholders or until their successors are elected and shall qualify;

       2. To increase the number of shares authorized under the Company's 1999 Stock Option Plan from 1,500,000 to 5,000,000;

       3. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2001; and

       4. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on August 26, 2000, shall be entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.


                                        Sincerely,



                                        Geoffrey Wagner
                                        Secretary

San Carlos, California
October 10, 2000

                               Table of Contents

                                                                                            Page
                                                                                           -----
PROXY STATEMENT ..........................................................................   1
   Date, Time and Place of the Annual Meeting ............................................   1
   Purposes of the Annual Meeting ........................................................   1
   Voting Rights of Stockholders .........................................................   1
   Required Vote for Approval ............................................................   1
   Quorum, Abstentions, Broker "Non-Votes" ...............................................   2
   Recommendation of the Omnis Board of Directors ........................................   2
PROPOSALS AT THE ANNUAL MEETING ..........................................................   3
PROPOSAL NO. 1--ELECTION OF DIRECTORS ....................................................   3
   Board Meetings and Committees .........................................................   3
   Director Compensation .................................................................   4
   Summary of Cash and Certain Other Compensation ........................................   5
   Summary Compensation Table ............................................................   5
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values .....   6
   Aggregated Fiscal Year-End Option Values ..............................................   7
   Employment Contracts and Termination of Employment ....................................   7
   Blyth Holdings Limited Retirement Benefits Scheme .....................................   7
   OMNIS Software Limited Retirement Benefits Scheme .....................................   7
   401(k) Employee Savings Plan ..........................................................   8
   Security Ownership of Certain Beneficial Owners and Management ........................   9
   Certain Relationships and Related Transactions ........................................   9
   Section 16(a) Beneficial Ownership Compliance .........................................  10
   Vote Required .........................................................................  10
   Recommendation of the Board ...........................................................  10
PROPOSAL NO. 2--APPROVAL OF THE AMENDMENT TO THE OMNIS 1999 STOCK OPTION PLAN ............  11
   Description of the 1999 Plan ..........................................................  11
   Vote Required .........................................................................  14
   Recommendation of the Board ...........................................................  14
PROPOSAL NO. 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC
 ACCOUNTANTS .............................................................................  15
   Changes in and Disagreement with Accountants on Accounting and Financial Disclosure .............................................................  15
   Proposal ..............................................................................
   Vote Required .........................................................................  15
   Recomendation of the Board ............................................................  15
OTHER MATTERS ............................................................................  16
   Stockholder Proposals .................................................................  16
OTHER BUSINESS ...........................................................................  16
   Annual Report .........................................................................  16
   Form 10KSB/A ..........................................................................  16
   Deadline for Receipt of Stockholder Proposals .........................................  16
PROXY CARD ...............................................................................  18

                                           APPENDICES
Proposed Amended 1999 Stock Option Plan ..................................................  A-1

                         OMNIS TECHNOLOGY CORPORATION
                              981 INDUSTRIAL WAY
                         SAN CARLOS, CALIFORNIA 94070


                                PROXY STATEMENT

Date, Time and Place of the Annual Meeting

     The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Omnis Technology Corporation (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Morrison & Foerster, LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105, (415) 268-6465, on October 23, 2000, at 1:00 p.m.
Pacific Time, and at any adjournment (s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (650) 632-7100.

     These proxy solicitation materials were mailed on or about October 10, 2000, to all stockholders entitled to vote at the meeting.

Purposes of the Annual Meeting

     At the annual meeting, the Omnis stockholders will be asked to:

         1. Elect three (3) Class III directors to serve until the 2003 Annual Meeting of Stockholders or until their successors are elected and shall qualify;

         2. Increase the number of shares authorized under the Company's 1999 Stock Option Plan from 1,500,000 to 5,000,000;

         3. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2001; and

         4. Transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.


Voting Rights of Stockholders

     The Board of Directors has set the close of business on August 26, 2000 as the record date for determining stockholders entitled to vote at the annual meeting. Pursuant to the Company's Bylaws, the holders of fifty percent of the Company's stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders. At the annual meeting, on all matters, each share of common stock, par value $0.10 per share, of the Company has one vote and each share of preferred stock, par value $1.00 per share, of the Company is treated as though it has been converted into 1.667 shares of common stock for purposes of voting pursuant to the Restated Certificate of Incorporation of the Company. Directors are elected by a plurality vote of the voting stock of the Company voting in person or represented by proxy at a meeting. Stockholders do not have a right to cumulate their votes in the election of directors. See "Election of Directors -- Vote Required."

     As at August 26, 2000, there are 10,211,797  shares of the Company's common
stock   outstanding  and  300,000  shares  of  the  Company's   preferred  stock
outstanding.

     Any proxy given by a stockholder may be revoked by the stockholder at any time before it is voted by delivering a written notice of revocation to the Secretary of Omnis, by executing and delivering a later-dated proxy or by attending the annual meeting and giving oral notice of your intention to vote in person. Attendance at the annual meeting by a stockholder who has executed and delivered a proxy to Omnis will not in and of itself constitute a revocation of the proxy.

Required Vote for Approval

     Proposal Number One concerning the election of directors requires the plurality of the votes cast by holders of the common stock and preferred stock (treated as though converted into 1.667 shares of common stock) voting together as a class. Proposal Number Two concerning an amendment to the Company's 1999 Stock Option Plan requires the affirmative vote of holders of two-thirds of the shares of the common stock and preferred stock (treated as though converted into 1.667 shares of common stock) voting together as a class. Proposal Number Three concerning the ratification of the appointment of the Company's accountants requires the affirmative vote of the holders of a majority of the shares of common stock and preferred stock (treated as though converted into 1.667 shares of common stock).

Quorum, Abstentions, Broker "Non-Votes"

     Shares that are voted "FOR," "AGAINST," or "WITHHELD" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as "entitled to vote on the subject matter" (the "Votes Cast") at the Annual Meeting with respect to such matter. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of Proposal One for the election of directors, abstentions will have the same effect as a vote against the proposal. In addition, because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker "non-votes" may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker "non-votes" should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker "non-votes" with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and accordingly will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter. However, broker "non-votes" will have the same effect as a vote against any proposal which requires the approval of a majority of all outstanding shares of voting stock of the Company.

Recommendation of the Omnis Board of Directors

     The Omnis Board of Directors has unanimously approved and recommends that Omnis stockholders vote "FOR" approval of the election of the listed directors. Additionally, the Omnis Board of Directors has unanimously approved and recommends that Omnis stockholders vote "FOR" approval to increase the number of shares under the Company's 1999 Stock Option Plan and "FOR" ratification of appointment of Grant Thornton LLP as the Company's independent public accountants.

                        PROPOSALS AT THE ANNUAL MEETING


PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Bylaws of Omnis provide that the Board of Directors shall be composed of seven directors divided into three classes, composed of two members in each of Classes I and II and three members in Class III. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year.

     The following persons are the three Class III directors of the Company and there are currently no vacancies in Class III of the directors. The term of each of these Class III directors will expire at the 2000 Annual Meeting of the Stockholders.

     Name of Nominee      Age*             Principal Occupation             Director Since
------------------------ ------   --------------------------------------   ---------------
Bryce Burns ............  42      Executive of Novell, Inc.                     2000
                                   President and Chief Executive Officer
Brian Sparks ...........  38      of Lineo, Inc.                                2000
                                   President and Interim Chief Executive
Gwyneth Gibbs ..........  57      Officer of the Company                        1999

     At the Annual Meeting the Board will nominate each of Bryce Burns, Brian Sparks and Gwyneth Gibbs for re-election for an additional term as Class III directors of the Company:

     Except as follows, each nominee or director has been engaged in his or her principal occupation set forth above during the past five years; there is no family relationship between any director or executive officer of the Company.

     Bryce Burns currently heads the Business Planning and Release Management Group of Novell, Inc., a major networking software provider. Previously Burns served as Executive Vice President and Chief Operating Officer of Caldera Systems, Inc., a leader in the provision of Linux-based business solutions and also was President of Applied Medical Informatics, Inc. a medical software company. Mr. Burns holds a BS degree in Medical Biology from the University of Utah and an MBA from Brigham Young University He is currently the Chairman of the Board of Omnis.

     Brian Sparks is the President and Chief Executive Officer of Lineo, Inc. Mr. Sparks is one of the Linux operating system's early pioneers and founded Caldera, Inc. in 1994. In 1998, Caldera Inc. separated into two distinct Linux-related companies: Caldera Systems, Inc. and Lineo, Inc. Prior to founding Caldera, Mr. Sparks spent eight years at Novell, Inc., where he held various engineering and management positions in Novell's Advanced Development Group. Sparks holds a BS degree in computer science from Brigham Young University.

     Gwyneth Gibbs was appointed President and interim Chief Executive Officer of the Company in October 1998, and was elected to the Board of Directors in February 1999. She joined the Company in October 1994, was initially responsible for Research and Development in Europe and subsequently was assigned world wide responsibility for Research and Development in January 1998. Prior to joining the Company, Mrs. Gibbs was Technical Director of an intelligent database start-up for 6 years, and before that held a number of positions in UK development organizations

Board Meetings and Committees

     The current members of the Board of Directors are: Mrs. Gwyneth Gibbs, Mr. Bryce Burns, Mr. Brian Sparks, Mr. Douglas Marshall, Mr. Geoffrey Wagner, Mr. Philip Barrett, and Mr. Gerald Chew. The Board of Directors held a total of nine meetings and and took one action by written consent during the fiscal year ended March 31, 2000. No director serving during the fiscal year attended fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board upon which such director served. Omnis has a Compensation Committee and an Audit Committee of the Board. The Board of Directors does not have any nominating committee or any committee performing such functions. The Compensation Committee is generally responsible for evaluating and recommending to the Board of

Directors the granting of stock options to employees, including officers, and other eligible persons, and the setting of compensation for the executive officers of the Company. The executive officers of the Company have been delegated the responsibility of administering compensation programs (other than stock based) for the other employees of the Company, subject to overall budget review and approval by the Board. The Audit Committee is generally responsible for recommending engagement of the Company's independent public accountants and is generally responsible for approving the services performed by such independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

Director Compensation

     The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings but no cash compensation is otherwise paid to directors.

     The 1993 Directors' Warrant Plan (the "Director Plan") was adopted by the Board in September 1993 and was approved by the stockholders in August 1994. The Director Plan provided for automatic non-discretionary grants of warrants to non-employee Directors ("Outside Directors"). Each Outside Director elected on or after the date of adoption of the Director Plan was automatically granted a warrant to purchase 30,000 shares of Omnis common stock upon the date he or she became a director of the Company (an "Initial Warrant") pursuant to a vesting schedule related to the term of such director. Mr. Philip Barrett, Mr. Gerald Chew, Mr. Douglas Marshall, and Mr. Geoffrey Wagner each received such a grant when they were appointed to the Board. Thereafter, each Outside Director was automatically granted a warrant to purchase 5,000 shares of the Company's common stock on September 1 of each year, provided that he or she had served for at least six (6) months as of such date and was then serving as an Outside Director ("Subsequent Warrant").

     In April 1999, the Board of Directors determined that it was in the best interests of the Company to adopt the Omnis Technology Corporation 1999 Stock Option Plan (the "1999 Plan") to consolidate options to be issued to directors, officers, key employees, consultants and advisors under a single option plan and to terminate the Director Plan, the 1993 Advisors Plan and the 1996 Stock Option Plan, except as to warrants and options then issued and outstanding under such plans. The 1999 Plan was adopted by the Board and 1,500,000 shares of the common stock of the Company were reserved for issuance under the 1999 Plan. The stockholders of the Company approved the 1999 Plan during the 1999 Annual Stockholders' Meeting.

     As of July 20, 2000, warrants to purchase approximately 134,137 shares of the Company's common stock under the Director Plan were outstanding.

     At the 1999 Annual Meeting, the stockholders approved the granting of a nonincentive stock option to director Gerald Chew in the amount of 96,825 shares of the common stock of the Company, a nonincentive stock option to director Douglas Marshall representing 96,825 shares of the common stock of the Company, and an incentive stock option to Mrs. Gibbs representing 65,000 shares of common stock of the Company under the 1999 Plan. Options granted to such directors are on terms consistent with the 1999 Plan, with the vesting of the options for Messrs. Chew and Marshall as of July 31, 1999 and vesting of one-third of the options of Mrs. Gibbs on July 31, 2000 with monthly vesting of the remainder of such options in equal installments over the following 24 months; and with an exercise price at the fair market value of the shares determined by a Special Committee of the Board as of July 31, 1999. Under the 1999 Plan, the relevant option would terminate upon the removal of a director for cause or death or disability in the case of Messrs. Chew and Marshall; or upon the termination of the employment or death or disability of Mrs. Gibbs pursuant to the specific terms of the 1999 Plan.

     In February 2000 the Board of Directors elected Bryce Burns to fill the vacancy in the Class III directors. In connection with the appointment of Mr. Burns the Board awarded him a director's stock option as of February 14, 2000 in the amount of 96,825 shares of the common stock of the Company at an option exercise price of $10.42 per share.

     Upon becoming a director James Dorst received options for 96,825 shares of common stock of Omnis. Mr. James Dorst resigned as a director of the Company on August 14, 2000, and pursuant to the terms of his resignation the right to exercise the options granted to Dorst as a director was fully vested and extended until March 31, 2001.

     On August 14, 2000, the Board of Directors elected Brian Sparks to fill the vacancy created by the resignation from the Board of Directors of James Dorst. In connection with the appointment of Mr. Sparks the Board awarded him a director's stock option as of August 14, 2000 in the amount of 96,825 shares of the common stock of the Company at an option exercise price of $6.80 per share.

     On September 22, 2000, the Board of Directors appointed current director Bryce Burns as the new Chairman of the Board of the Company, replacing Phillip Barrett. In connection with this appointment the Board awarded Mr. Burns an additional director's option as of September 22, 2000 in the amount of 32,000 shares of the common stock of the Company at an option exercise price of $5.95 per share.

Summary of Cash and Certain Other Compensation

     The following table shows,  as to the Chief  Executive  Officer and each of the other current executive  officers and former executive officers whose salary plus bonus exceeded $100,000,  information  concerning  compensation awarded to, earned by or paid for services to the Company in all capacities  during the last three fiscal years:
                                          Summary Compensation Table
                                                                                                   Long-term
                                                                                              Compensation Awards
                                                                                          ---------------------------
                                                   Annual Compensation
                                  -----------------------------------------------------
                                                                         Other Annual                     All Other
Name and Principal Position        Year     Salary($)     Bonus($)     Compensation($)      Options      Compensation
--------------------------------- ------   -----------   ----------   -----------------   -----------   -------------
Gwyneth Gibbs (1) ............... 2000       107,884       40,000           22,283           65,000          --
 Interim Chief Executive Officer, 1999        79,874       33,209           22,855            5,000          --
 President                        1998        77,117          --            23,386              --           --

David R. Seaman (2) ............. 2000       141,303          --            28,762           24,000          --
 Chief Technical Officer and      1999       143,253          --            51,256            5,000          --
 Research & Development           1998       142,069          --            35,150            2,000          --
 Director

Matthew Simmons (3) ............. 2000        30,981          --           106,539           24,000          --
                                  1999        45,004          --            81,211             3.500         --
                                  1998        32,690          --            63,645              --           --

------------
(1) Mrs.   Gibbs,  57*  joined  the  Company  in  October  1994,  was  initially responsible for Research and Development in Europe and subsequently was assigned worldwide responsibility for Research and Development in January 1998. Mrs. Gibbs was appointed President and interim Chief Executive Officer of the Company in October 1998, and was elected to the Board of Directors in February 1999. Prior to joining the Company, Mrs. Gibbs was
    Technical Director of an intelligent database start-up for 6 years, and before that held a number of positions in UK development organizations. Mrs. Gibbs is paid in U.K. pounds sterling, which have been converted into U.S. dollars at the exchange rate in effect on March 31 of the applicable fiscal year. "Other Annual Compensation" represents amounts contributed to the OMNIS Software Limited Retirement Scheme on Mrs. Gibbs' behalf (an aggregate of $21,459 in 1998, $20,921 in 1999 and $5,346 in 2000).

(2) Mr. Seaman, 47*, is the Chief Technical Officer of the Company. He has served as a Vice President of the Company since June 1990 and has served as Research and Development Director since June 1982. He served as Managing Director of Blyth Software Ltd. (now Omnis Software Ltd.) from September of 1990 until June of 1993. Mr. Seaman is paid in U.K. pounds sterling, which have been converted into U.S. dollars at the exchange rate in effect on March 31 of the applicable fiscal year. "Other Annual Compensation" represents the value of the use of an automobile and amounts paid or reimbursed for automobile use ($3,343 in 1998 and $12,875 in 1999) and amounts contributed to the Blyth Holdings Limited Retirement Benefits Scheme and the OMNIS Software Limited Retirement Scheme on Mr. Seaman's behalf (an aggregate of $31,807 in 1998, $38,381 in 1999 and $27,900 in
    2000).

(3) Mr. Simmons, 26*, served as Vice President of North American Operations from January 1999 until his employment terminated in November of 1999. He joined the Company in August 1995, and has held a variety of positions within the UK Sales and Marketing division. Prior to joining the Company, Mr. Simmons worked for a Rapid Application Development tool vendor for 18 months. Mr. Simmons was paid in U.K. pounds sterling, which have been converted into U.S. dollars at the exchange rate in effect on March 31 of the applicable fiscal

                                       5

    year. "Other Annual Compensation" represents the value of the use of an automobile and amounts paid or reimbursed for automobile use ($10,059 in 1998, $3,603 in 1999 and $6,384 in 2000), a mobile phone ($322 in 1999), amounts contributed to the OMNIS Software Limited Retirement Scheme on Mr. Simmons' behalf (an aggregate of $419 in 1998, $1,807 in 1999 and $1,037 in 2000) and commissions ($57,683 in 1998, $71,135 in 1999 and $56,271 in
    2000).

(*) Ages are as of July 20, 2000.


Aggregated  Option  Exercises  In  Last  Fiscal  Year and Fiscal Year-End Option
Values

     The  following  table  shows,  as to the  individuals  named in the Summary
Compensation   Table  above,  (the  "Named  Executive   Officers")   information
concerning  stock options  granted  during the fiscal year ended March 31, 2000.
This table  also sets  forth  hypothetical  gains or  "option  spreads"  for the options  at the  end of  their  respective  ten-year  terms,  as  calculated  in accordance with the Rules of the Securities and Exchange  Commission.  Each gain is based on an arbitrarily  assumed annualized rate of compound  appreciation of the market price at the date of the grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of  appreciation are specified by the rules of the Securities and Exchange  Commission and do not represent  the  Company's  estimate or projection of future common stock prices.
Omnis does not  necessarily  agree that this method  properly  values an option.
Actual  gains,  if  any,  on  option  exercises  are  dependent  on  the  future performance of the Company's common stock and overall market conditions.

                                             Option Grants in the Last Fiscal Year
                                                     Individual Grants (1)
                              -------------------------------------------------------------------      Potential Realizable
                                                                                                         Value at Assumed
                                                                                                       Annual Rates of Stock
                                Number of                                                               Price Appreciation
                                Securities     % of Total Options                                       of Option Term (3)
                                Underlying         Granted to                                       ---------------------------
                                 Options          Employees in          Exercise       Expiration
             Name              Granted (1)       Fiscal Year (2)      Price ($/Sh)        Date         5% ($)         10% ($)
----------------------------- -------------   --------------------   --------------   -----------   ------------   ------------
Gwyneth Gibbs (5) ...........    65,000                7.03%            $   3.88        7/31/09      $ 158,607      $ 401,942
David R. Seaman .............    24,000                2.60%                1.02        4/13/09         15,395         39,015
Matthew Simmons (4) .........    24,000                2.60%                1.02        4/13/09         15,395         39,015

------------

(1) Options granted under the Company's 1999 Stock Option Plan are granted with an exercise price determined with reference to the of fair market value of the Company's common stock at the date of grant and vest over the periods started in such options.

(2) During the fiscal year ended March 31, 2000, the Company granted a total of 924,825 options to employees.

(3) This  column  sets  forth  hypothetical  gains or "option  spreads"  for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. The 5% and 10% rates of appreciation are specified by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future performance of the Company's common stock and overall market conditions.

(4) Mr. Simmons resigned in November of 1999 prior to the vesting of these options granted to him.

(5) Employees who are eligible may participate in the 1994 Stock Purchase Plan ("Purchase Plan") to purchase up to $25,000 of shares of the common stock of the Company during each calendar year at 85% of fair market value as described in more detail below in "Other Employee Benefit Plans - 1994 Employee Stock Purchase Plan." Mrs. Gibbs purchased 40,132 shares under the Purchase Plan during fiscal year 2000. Mr. Seaman and Mr. Simmons elected not to purchase shares under the Purchase Plan during fiscal 2000. As of July 20, 2000, Mrs. Gibbs and Mr. Seaman were eligible to participate in the Purchase Plan.

    No options were exercised by the Named Executive Officers during the last fiscal year. The following table shows, as to the Named Executive Officers, the value of unexercised options at March 31, 2000.

                   Aggregated Fiscal Year-End Option Values

                                        Number of Securities Underlying
                                                  Unexercised
                                      Options/SARS at March 31, 2000 (1)
                                -----------------------------------------------
Name                             Exercisable     Unexercisable       Value(3)
-----------------------------   -------------   ---------------   -------------
Gwyneth Gibbs ...............        4,951          68,049         $1,034,327
David R. Seaman .............       14,764          27,236         $  418,140
Matthew Simmons (2) .........            0               0                --

------------

(1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(2) Mr. Simmons resigned in November of 1999 therefore all of his options expired at year end.

(3) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be closing bid price of the common stock on 3/31/00, which was $19.00 per share.

Employment Contracts and Termination of Employment.

     The Service Agreement effective April 1, 1990 between Omnis and Mr. Seaman retains Mr. Seaman as the Company's Chief Technical Officer for an initial term of four years, which is automatically renewed for subsequent two year terms unless the agreement is terminated by either party by delivery of six months prior notice. The Service Agreement was automatically renewed for two year terms in April 1994, April 1996, and April 1998. It provides for an annual base salary of 48,000 pounds sterling, with annual increases based on a United Kingdom consumer index throughout the term of the agreement. In addition, Mr. Seaman is entitled to an annual incentive bonus of 25% of his base salary if certain annual profitability goals are achieved (no bonuses have been paid to date), to an automobile and payments or reimbursements for automobile expenses, and to Company contributions to a retirement plan on his behalf. See "Blyth Holdings Limited Retirement Benefits Scheme" and "OMNIS Software Limited Retirement Benefits Scheme."

Blyth Holdings Limited Retirement Benefits Scheme

     Omnis, through its United Kingdom subsidiary, OMNIS Holdings Limited (formerly Blyth Holdings Limited), sponsors a retirement plan, the Blyth Holdings Retirement Benefits Scheme (the "BRBS Retirement Plan"). The only participant in the BRBS Retirement Plan is David R. Seaman. Participation in the BRBS Retirement Plan is frozen; no additional employees may participate. The BRBS Retirement Plan provides retirement benefits upon attainment of normal retirement age and incidental benefits in case of death or termination of employment prior to retirement. A participant's normal retirement benefit is 66.66% of his final remuneration, reduced if the participant has less than ten years of service with OMNIS Holdings Limited. OMNIS Holdings Limited makes annual contributions under the BRBS Retirement Plan to fund promised retirement benefits. The BRBS Retirement Plan is partially insured through the Sun Life Assurance Society. The assets held under the BRBS Retirement Plan which are not used to pay insurance premiums are held in trust for investment purposes for the benefit of the BRBS Retirement Plan. OMNIS Holdings Limited retains the right to terminate the BRBS Retirement Plan at any time upon thirty days prior written notice. Company contributions to this scheme were suspended at the Chief Technical Officer's request with effect from December 31, 1999 although there is the option for payments to be resumed at some future date.

OMNIS Software Limited Retirement Benefits Scheme

     Omnis also sponsors a retirement plan called the OMNIS Software Ltd. Retirement Benefits Scheme (the "OMNIS Software Retirement Plan") for substantially all employees of OMNIS Software Limited (formerly OMNIS Software Limited). The OMNIS Software Retirement Plan provides retirement benefits upon attainment of normal retirement age and incidental benefits in case of death or termination of employment prior to retirement. OMNIS Software Limited makes annual contributions under the OMNIS Software Retirement Plan to fund promised retirement benefits. In addition, participants are entitled to make voluntary contributions under the OMNIS Software Retirement Plan to increase their benefits. Currently, OMNIS Software Limited contributes an amount ranging from 3% to 8% of each participants' compensation under the OMNIS Software Retirement Plan. OMNIS Software Limited retains the right to terminate the OMNIS Software Retirement Plan at any time upon thirty days prior written notice.

401(k) Employee Savings Plan

     Omnis established a 401(k) Employee Savings and Retirement Plan (the "401(k) Plan") in November 1992. The 401(k) Plan is a qualified profit sharing plan and salary deferral program under the federal tax laws and is administered by the Company. All employees of the Company (except for certain specifically excluded classifications as defined in the 401(k) Plan) are eligible to participate in the 401(k) Plan on the first day of each quarter upon attainment of age 21. Participants may defer from 1% to 15% of their total salary (including bonuses and commissions) each pay period through contributions to the 401(k) Plan. The Company makes a matching contribution of 10% of the amount contributed by the participant up to a maximum of 15% of the salary deferral. All salary deferral and Company matching contributions are credited to separate accounts maintained in trust for each participant and are invested, at the participant's direction, in one or more of the investment funds available under the 401(k) Plan. All account balances are adjusted at least annually to reflect the investment earnings and losses of the trust fund.

     Each  participant  is  fully  vested  in  the portion of his or her account under the 401(k) Plan which such participant contributed. The portion contributed by the Company vests over five years. Distribution may be made from a participant's account upon termination of employment, retirement, disability, death or in the event of financial hardship or attainment of age 59 1/2.

     The   federal   tax  laws  limit  the  amount  which  may  be  added  to  a participant's account for any one year under a qualified plan such as the 401(k) Plan to the lesser of (i) $30,000 or (ii) 25% of the participant's compensation (net of salary deferral contributions) for the year. In addition, not more than $10,500 of compensation may be deferred by a participant through salary deferral contributions in any one calendar year.

Security Ownership of Certain Beneficial Owners and Management

     The  following  table sets forth as of August 26, 2000, certain information with  respect  to the beneficial ownership of the Company's voting securities by
(i)  any  person  (including  any "group" as that term is used in Section 13 (d)
(3)  of the Exchange Act) know by the Company to be the beneficial owner of more than  5% of any class of the Company's voting securities, (ii) each director and
each   nominee  for  director,  (iii)  each  of  the  named  executive  officers identified  in  the  Summary  Compensation  Table appearing herein, and (iv) all directors and executive officers of the Company as a group.

                                                        Number of     Percent of     Number of     Percent of
                                                        Shares of      Total of      Shares of      Total of
                                                        Preferred      Preferred       Common        Common
                Name and Address (1)                    Stock (2)      Stock (2)       Stock         Stock
----------------------------------------------------   -----------   ------------   -----------   -----------
Astoria Capital Partners L.P.(3) ...................    300,000         100%         4,051,644        34.96%
 6600 SW 92nd Avenue
 Suite 370
 Portland, Oregon 97223
Geoffrey Wagner (4) ................................                                 2,302,500        19.87%
Phillip Barrett (5) ................................                                 1,672,500        14.43%
Matthew Simmons ....................................                                   172,280         1.49%
Larry Barcot (6) ...................................                                   171,673         1.48%
Gerald Chew (7) ....................................                                   119,325         1.03%
Douglas Marshall (8) ...............................                                   119,325         1.03%
James Dorst (9) ....................................                                    96,825            *
Gwyneth Gibbs (10) .................................                                    32,790            *
David Seaman (11) ..................................                                    28,126            *
Bryce Burns ........................................                                       --             *
Brian Sparks .......................................                                       --             *
All Directors and Officers as a group (12) .........                                 4,715,344        40.68%

------------

*   less than 1%

(1) Except as otherwise indicated below, the persons whose names appear in the table above have sole voting power and investment power with respect to all shares of stock shown as beneficially owned by them, subject to community property laws, where applicable.

(2) "Preferred Stock" refers to the Series A Convertible Preferred Stock, which is convertible into 1.667 shares of Omnis common stock.

(3) Excludes assumed conversion of Series A Convertible Preferred Stock and warrants to purchase 26,479 of Omnis common stock.

(4) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of August 26, 2000 held by Mr. Wagner, 1,420,000 shares of the Company's common stock owned by Rockport Group LP, of which Mr. Wagner is the sole general partner, 850,000 shares of common stock owned by RCJ Capital Partners LP, of which Rockport Group LP is the sole general partner; Director Geoffrey Wagner is the sole general partner of Rockport Group LP, and 10,000 shares of common stock purchased on April 5, 1999 by a trust of which the reporting person's wife is the sole beneficiary; and the reporting person disclaims beneficial ownership of such 10,000 shares except to the extent of his pecuniary interest in such shares. Grants of warrants subject to qualification with state securities laws.

(5) Includes warrants to purchase 22,500 shares of the Company's common stock convertible within 60 days of August 26, 2000 held by Mr. Barrett and 1,650,000 shares of the Company's common stock owned by Phillip and Debra Barrett Charitable Remainder Trust, of which Mr. Barrett is a trustor and a trustee. Grant of warrants subject to qualification of state securities laws.

(6) Represents options to purchase 164,311 shares of the Company's common stock held by Mr. Barcot.

(7) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.

(8) Represents options to purchase 96,825 shares of common stock and warrants to purchase 22,500 shares of common stock of the Company.

(9) Represents options to purchase 96,825 shares of the Company's common stock exercisable until March 31, 2001.

(10) Includes options to purchase 32,790 shares of the Company's common stock excercisable within 60 days of August 31, 2000.

(11) Includes options to purchase 28,126 shares of the Company's common stock excercisable within 60 days of August 31, 2000.

(12) Includes all of the shares, options and warrants described in footnotes 3 to 11.


Certain Relationships and Related Transactions

     On December 23, 1999, Omnis obtained a $3,000,000 line of credit from Astoria Capital Partners, L.P. ("Astoria") pursuant to the terms of a Credit Facility Agreement dated as of December 21, 1999 (the "Credit Facility Agreement"). The line of credit had a term of six months and was extended by the further agreement of Omnis and Astoria on April 30, 2000 for an additional period of four months and was further amended as of August 31, 2000. Under these arrangements Omnis was entitled to draw up to

$500,000 from the line of credit per month as set forth in the Credit Facility Agreement. In connection with the issuance of the line of credit, Omnis issued a promissory note in the principal amount of up to $3,000,000 to Astoria dated as of December 21, 1999 and amended on April 30, 2000 and August 31, 2000. All principal and accrued interest on the promissory note is due and payable on October 31, 2000 or upon a Change of Control (as such term is defined in the Credit Facility Agreement), if earlier. The promissory note bears interest at 8% per annum and has a default rate of interest of 10% per annum. The promissory note is secured by certain assets of the Company. While any debt is outstanding or the line of credit remains in effect, except for any debt owing to the Astoria or debt issued contemporaneously with payment of the debt in full and termination of the line of credit, Omnis shall not incur any indebtedness without the written consent of Astoria, except that Omnis may incur junior debt in the aggregate principal amount of up to $500,000 in connection with the purchase or lease of property (whether or not in the ordinary course of business).

     In addition, and also in connection with the issuance of the line of credit, the Company issued to Astoria a Non-Transferable Warrant to purchase shares of capital stock of the Company.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a).
Based solely on its review of the copies of such forms received by it, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with in a timely fashion, except Astoria Capital Partners L.P. filed two late reports, each of which was related to one transaction, and failed to file Form 5 related to the fiscal year ended March 31, 1999, Mr. Wagner filed two late reports, each of which was related to one transaction, and Mr. Barrett failed to file Form 5 related to the fiscal year ended March 31, 1999.

Vote Required

     The approval of the nominees as directors requires the affirmative vote of the holders of a plurality of the shares of Omnis common stock and preferred stock voting together as a class, present, or represented at the Omnis annual meeting.

Recommendation of the Board

     The Board of Directors of Omnis unanimously recommends that stockholders vote FOR election of all of the nominees for directors.

PROPOSAL NO. 2--APPROVAL OF THE AMENDMENT TO THE OMNIS 1999 STOCK OPTION PLAN

     At the Annual Meeting of Stockholders, Omnis stockholders will be asked to vote on the proposed amendment and restatement of the Omnis Technology Corporation 1999 Stock Option Plan (the "1999 Plan") to increase the number of shares authorized for issuance thereunder from 1,500,000 shares to 5,000,000 shares.

     The 1999 Plan provides for the issuance of stock options and stock awards covering up to 1,500,000 shares of Omnis common stock. The Omnis Board of Directors has concluded that an increase in the authorized number of shares under the 1999 Plan is in the best interests of Omnis and its stockholders. The increase will enable Omnis to retain talented employees and to attract talented new employees by offering them participation in the 1999 Plan. Management of Omnis believes that without this incentive it will be unable to attract and retain the services of those individuals essential to the Company's growth and financial success.

Description of the 1999 Plan

     In April 1999, the Board of Directors adopted the 1999 Plan in order to consolidate options to be issued to directors, officers, key employees, consultants and advisors under a single option plan and to terminate prior stock plans and 1,500,000 shares of the common stock of the Company were reserved for issuance under the 1999 Plan. The 1999 Plan was approved by the stockholders of the Company at the Annual Meeting of Stockholders on September 29, 1999. The essential terms of the 1999 Plan, as proposed to be amended, are summarized below. This summary is not intended to be a complete description of all terms of the 1999 Option. A copy of the proposed Amended 1999 Plan is attached to this proxy statement as Appendix A.

     Structure. The 1999 Plan was established to create additional incentives for employees, directors, consultants and advisors of Omnis. Both (i) options which qualify as stock options under Section 422 of the Code ("Incentive Options") and (ii) options which are nonincentive stock options ("Non-Incentive Options") may be granted under the 1999 Plan. The Incentive Options and Non-Incentive Options are referred to collectively as the "Options." The principal features of each program are described below.

     Administration. The 1999 Plan provides that the Board is the initial plan administrator, however, the Board may appoint a committee to administer the 1999 Plan.

     Eligibility. Employees, officers, directors, consultants and/or advisors of Omnis or any parent or subsidiary of Omnis are eligible to participate in the 1999 Plan, with options granted at the discretion of the Board of Directors. As of August 26, 2000, 4 executive officers, approximately 53 other employees and 5 non-employee board members were granted options under the 1999 Plan.

     Share Reserve. The maximum number of shares of common stock reserved for issuance under the 1999 Plan will be 5,000,000 shares if this proposal is adopted. The shares issuable under the 1999 Plan may be made available either from Omnis' authorized but unissued common stock or from common stock reacquired by Omnis, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 1999 Plan that expire or terminate prior to exercise and any unvested shares reacquired by Omnis pursuant to its repurchase rights under the 1999 Plan will be available for subsequent issuance.

     Changes in Capitalization. In the event Omnis shall change the outstanding shares of its common stock into a different number or class of shares by means
of    any    merger,    consolidation,    recapitalization,    reorganization,
reclassification, stock split, reverse stock split, stock dividend, combination, exchange or other comparable change in the corporate structure of Omnis effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and/or class of shares issuable pursuant to exercise of the option (the "Option Shares") and the exercise price for each Option Share (the "Option Price") and with regard to the maximum number and/or class of shares of common stock of Omnis issuable under the 1999 Plan, in order to prevent the dilution of benefits provided under such Options and under the 1999 Plan.

     Option Price. The Option Price shall be determined in the sole discretion of the Board from time to time; provided, however that: (i) the Option Price for Incentive Options shall not be less than one hundred percent of the fair market value of the Option Shares as of the date of the option was granted (the "Grant Date"); except that the Option Price for the Incentive Options of a shareholder possessing more than ten percent of the total combined voting power or value of all class of the Company's stock (or any subsidiary) shall not be less than one hundred and ten percent of the fair market value of the Option Shares as of the Grant Date and (ii) the Option Price for Non-Incentive Options shall not be less than eighty five percent of the fair market value of the Option Shares as of the Grant Date, except that the Option Price for Non-Incentive Options of a shareholder possessing more than ten percent of the total combined voting power or value of all class of the Company's stock (or any subsidiary) shall not be less than one hundred and ten percent of the fair market value of the Option Shares as of the Grant Date.

     Vesting. The right to exercise any option granted under the 1999 Plan shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the option in all events, subject to reasonable conditions such as the continued employment of the optionee. Except as otherwise expressly provided in the relevant agreement entered into between the optionee and Omnis and subject to the expiration or earlier termination of the option, the vesting period of the option shall be for a period of four (4) years as follows:

         (i) The optionee shall have no right to exercise any part of the option at any time prior to the expiration of the one (1) year from the Grant Date of the option;

         (ii) The option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the option; and

         (iii) The option thereafter shall become exercisable with respect to an additional Two and Eight Point Thirty Three Hundredths Percent (2.0833%) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the option.

     Exercisable installments may be exercised by the optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. Omnis is not required to issue fractional shares at any time.

     Special Tax Election. At the time an option is exercised in whole or in part, or at any time thereafter as requested Omnis, the optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to Omnis for all federal, state and other jurisdiction tax withholding obligations of Omnis which may arise in connection with the option.

     Amendment and Termination. The 1999 Plan shall terminate upon the earlier of (i) April 2009, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board. The Board may terminate or amend the 1999 Plan at any time, however, some amendments may require shareholder approval pursuant to applicable laws and regulations. Any options outstanding at the time of termination of the 1999 Plan will remain in force in accordance with the provisions of the instruments evidencing the grants.

     Certain Federal Income Tax Information. The following summary of the U.S. federal income tax consequences of 1999 Plan transactions is based upon U.S.
federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. In addition, the optionee shall recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (1) qualifying and (2)
disqualifying. The optionee makes a qualifying disposition of the purchased shares if the sale or other disposition of the shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition shall result.

     Upon a qualifying disposition of the shares, the optionee shall recognize long-term capital gain in an amount equal to the excess of (1) the amount realized upon the sale or other disposition of the purchased shares over (2) the exercise price paid for those shares. If there is a disqualifying disposition of the shares then the lesser of (1) the difference between the amount realized on disposition of the shares and the exercise price paid for those shares or (2) the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares shall be taxable as ordinary income. Any additional gain recognized upon the disposition shall be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then Omnis shall be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal to the amount of ordinary income recognized by the optionee. In no other instance shall Omnis be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonstatutory or Non-Incentive Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory or non-incentive option. The optionee shall in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee shall be required to satisfy the tax withholding requirements applicable to the income. Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Omnis common stock under a nonstatutory option. These special provisions are summarized below.

     If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by Omnis at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee shall not recognize any taxable income at the time of exercise but shall have to report as ordinary income, as and when Omnis' repurchase right lapses, an amount equal to the excess of (1) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over (2) the exercise price paid for the shares.

     The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess of (1) the fair market value of the purchased shares on the exercise date over (2) the exercise price paid for the shares. If the Section 83(b) election is made, the optionee shall not recognize any additional ordinary income as and when the repurchase right lapses.

     Omnis shall be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. In general, the deduction shall be allowed for the taxable year of Omnis in which the ordinary income is recognized by the optionee.

     Amended Plan Benefits. Omnis cannot now determine the number of options to be granted in the future under the 1999 Plan, as proposed to be amended, to all current executive officers as a group, all current members of the Board excluding current executive officers as a group or all employees (excluding current executive officers) as a group. The following table sets forth information with respect to options granted under the 1999 Plan during fiscal
2000:

                                                                                                      Weighted
                                                                                                      Average
                                                                   Options        % of Total       Exercise Price
                       Identity of Group                           Granted     Options Granted       Per Share
---------------------------------------------------------------   ---------   -----------------   ---------------
Chief Executive Officer .......................................     65,000            5.34            $  8.50
Executive officers as a group .................................    260,825           21.42               6.14
Employees that are not executive officers, as a group .........    580,255           47.64               6.88
Directors that are not executive officers, as a group .........    290,475           23.85               6.67

     On August 26, 2000, the closing price of a share of the Company's common stock as reported by the Nasdaq SmallCap Market was $8.25.

Vote Required

     Certain California securities laws provide that the total number of shares called for under any stock bonus or similar plan shall not exceed a number of shares which is equal to 30% of the then outstanding shares of the issuer (convertible preferred or convertible senior common shares being counted on an as converted basis), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote. The proposed increase in the number of shares under the 1999 Plan (from 1,500,000 shares to 5,000,000 shares) will exceed 30% of Omnis outstanding shares as of the date of such increase. Therefore, the approval of the proposed amendment of the 1999 Plan requires the affirmative vote of holders of two-thirds of the stockholders of Omnis, voting together as a class.

Recommendation of the Board

     The Board of Directors unanimously recommends a vote FOR approval of the proposed amendment of the Omnis Technology Corporation 1999 Stock Option Plan.

PROPOSAL NO. 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the 1998 Annual Meeting, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent accountants. On November 10, 1998, Deloitte & Touche LLP resigned as the Company's independent accountants. On March 15, 1999 the Company engaged the services of Grant Thornton LLP ("Grant Thornton") as its independent accountants. At the 1999 Annual Meeting, the stockholders ratified the appointment of Grant Thornton as the Company's independent accountants. Grant Thornton was the Company's principal accountant for the audit of the consolidated balance sheet of Company as of March 31, 1999 and for the fiscal year ending on March 31, 2000 and the related consolidated statements of operations, stockholders' equity (deficiency) and cash flows for the years then ended and the related schedules.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     In connection with the audits of the Company's financial statements for the two fiscal years ended on March 31, 1999 and March 31, 2000, and through June 30, 2000, the Company did not have any disagreements with either Deloitte & Touche LLP or Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP or Grant Thornton, would have caused Deloitte & Touche LLP or Grant Thornton to make reference thereto in their report on the financial statements for such years. The independent auditors' report included in the Company's financial statements for the year ended March 31, 1999 expressed an unqualified opinion and included an explanatory paragraph concerning certain factors which then raised substantial doubt about the Company's ability to continue as a going concern. The independent auditor's report dated May 26, 2000, included in the Company's financial statements for the year ended March 31, 2000 (in the Company's Form 10-KSB filed July 31, 2000), expressed an unqualified opinion. During the two fiscal years ended on March 31, 1999 and March 31, 2000, and through June 30, 2000, there were no reportable events, as defined in Regulation S-B Item 304(a)(1)(iv). The Company provided Deloitte & Touche LLP a copy of the disclosures contained in this paragraph of the Proxy Statement prior to filing the Proxy Statement with the Securities and Exchange Commission. The Company has requested that Deloitte & Touche LLP furnish a letter addressed to the SEC stating whether it agrees or disagrees with any of the statements contained in this paragraph as they relate to Deloitte & Touche LLP. A copy of the letter will be filed with the Securities and Exchange Commission within the earlier of ten days of filing this Proxy Statement with the Securities and Exchange Commission or within two business days of receipt. In the period from November 10, 1998 through the date of the engagement of Grant Thornton and through the current date, the Company did not engage in any activities required to be disclosed under Item 304(a)(2) of Regulation S-B.

Proposal

     The Board of Directors has selected Grant Thornton LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2001, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection. Representatives of Grant Thornton LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

     The ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the shares of the Company's voting stock on an as converted basis present or represented and entitled to vote on this subject matter at the meeting.

Recommendation of the Board

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of Grant Thorton LLP as the independent public accountants of the Company.

                                 OTHER MATTERS


Stockholder Proposals

     Proposals of stockholders that are intended to be presented at the Company's annual meeting of stockholders for the fiscal 2001 year must be received by June 12, 2001, to be included in the Proxy Statement and proxy relating to that meeting. Proposals of stockholders that will not be included in the Proxy Statement, but will nevertheless be eligible for consideration at the 2001 annual meeting, must be received by August 27, 2001.

                                OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the annual meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on the matters in accordance with their best judgment.

Annual Report

     A copy of the Annual Report of the Company for fiscal year 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Form 10-KSB/A

     The Company has filed an Annual Report on Form 10-KSB/A with the Securities and Exchange Commission. Stockholders may obtain a copy of this report without charge by writing to Geoffrey Wagner, Secretary at the Company.

Deadline for Receipt of Stockholder Proposals

     The Company currently intends to hold its 2001 Annual Meeting of Stockholders in September 2001 and to mail proxy statements relating to such meeting in August 2001. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the 2001 Annual Meeting of
Stockholders of the Company must be received by the Company no later than June 12, 2001, and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting, including the following: (i) a brief description of the matter and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder, as they appear on the books of the Company, (iii) the number of shares beneficially owned by the stockholder, (iv) any material interest of the stockholder in the proposal, and
(v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Nominations of persons to the Board of Directors must include, with respect to each nomination and the nominating stockholder, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required under the Exchange Act.

     The attached proxy card grants discretionary authority to the proxies named therein to vote on any matter raised by a stockholder at the meeting. The Company intends to confer similar authority in the proxy to be solicited for the 2001 Annual Meeting of Stockholders for any stockholder proposal as to which the Company receives notification by August 27, 2001 of the stockholder's intent to raise the matter at the 2001 Annual Meeting of Stockholders.

     Notwithstanding the foregoing, the stockholder must also provide notice as required by the Exchange Act and the applicable regulations thereunder. The chairman of the Annual Meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.


                                          THE BOARD OF DIRECTORS


Dated: October 10, 2000

                                REVOCABLE PROXY
                          OMNIS TECHNOLOGY CORPORATION

                     THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF OMNIS TECHNOLOGY CORPORATION
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 23, 2000

     The undersigned stockholder of Omnis Technology Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 10, 2000, and hereby appoints Bryce Burns and Geoffrey Wagner, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of Omnis Technology Corporation to be held on October 23, 2000, at 1:00 p.m. Pacific Time at the offices of Morrison & Foerster LLP, 425 Market Street, 33rd Floor, San Francisco, California 94105, (415) 268-6465, and at any adjournment(s) thereof and to vote all shares of voting stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS:
     Brian Sparks
     Gwyneth Gibbs                 FOR: ___________ AGAINST: ___________
     Bryce Burns                   FOR ALL EXCEPT: ___________

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For All Except" and write such nominee's name in the space provided above.

2. AMENDMENT TO OMNIS              FOR: ___________ AGAINST: ___________
   1999 STOCK OPTION PLAN:

3. RATIFICATION OF                 FOR: _________ AGAINST: ____________
 ACCOUNTANTS:                      ABSTAIN:______________

and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

Detach above card, mark, sign, date and mail in postage paid envelope provided.

                         OMNIS TECHNOLOGY CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR: (1) FOR THE ELECTION OF THE NOMINATED DIRECTORS,
(2) APPROVAL OF AN AMENDMENT TO THE OMNIS 1999 STOCK OPTION PLAN, (3) APPROVAL OF RATIFICATION OF GRANT THORNTON LLP AS ACCOUNTANTS OF THE COMPANY AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

                         Please be sure to sign and date this Proxy below.

                         Dated: _________________________________________, 2000


                         ______________________________________________________
                         Stockholder sign above


                         ______________________________________________________
                         Co-holder (if any) sign above


                         (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                         If shares are held by joint tenants or as community property, both should sign.)


                              PLEASE ACT PROMPTLY
                MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

                                 APPENDICES


Appendix A ...................................... Amended 1999 Stock Option Plan

                         OMNIS TECHNOLOGY CORPORATION
                        AMENDED 1999 STOCK OPTION PLAN

     1. Purpose. This Omnis Technology Corporation 1999 Stock Option Plan (the "Plan") is established to create additional incentives for certain valued employees, directors, consultants and advisors of Omnis Technology Corporation, a Delaware corporation (the "Company") or any parent or subsidiary thereof and to promote the financial success and progress of the Company and the Corporate Group. It is intended that (i) options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 as amended or superseded, and (ii) options which are nonincentive stock options ("Nonincentive Options") may be granted under this Plan.

     2. Effective Date and Term of the Plan.

         a. This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the "Board"), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

         b. This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 14 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

     3. Certain Definitions. Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

         a. "Code" means the Internal Revenue Code of 1986 as amended or superseded.

         b. "Common stock" shall mean the Common Stock of the Company, $0.10 par value.

         c. "Corporate Group" means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For purposes of this Plan, "parent" or "parent corporation" and "subsidiary" or "subsidiary corporation" shall have the same meanings as defined in Sections 424(e) and 424(f) of the Code.

         d. "Permanent and total disability" shall have the same meaning as defined in Section 22(e)(3) of the Code.

         e. "Exchange Act" means the Securities Exchange Act of 1934 as amended or superseded.

         f. Except as otherwise expressly provided herein, "fair market value" means:

            (i) If the common stock of the Company is then listed on a Public Market (as hereinafter defined), then the "fair market value" of the shares of such common stock of the Company shall be the closing price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

            (ii) If the common stock of the Company is quoted on the NASDAQ System (but not on the National Market System or Small Cap System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, then the "fair market value" of the shares of such common stock of the Company shall be the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable; provided however that the Board may use other good faith methods to determine "fair market value" of the common stock in the event that the Board determines that such selling prices or bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or comparable factors during the relevant period.

            (iii) In the absence of an established market for the Common Stock of the Company, then the "fair market value" of the shares of such common stock of the Company shall be as determined by the Board in good faith as of the relevant date, or pursuant to such other or additional standards as required by applicable law.

         g. "For cause" means (i) conviction of a crime involving moral turpitude or any felony; (ii) the repeated failure to perform or material neglect or incompetence in the performance of the regular duties of the Optionee as an employee of the Company or other member of the Corporate Group; (iii) knowing participation in any fraud or other material act of malfeasance related to the business of the Company or other member of the Corporate Group; or (iv) the imparting, disclosure or use of any confidential information in material violation of any then applicable employment agreement or nondisclosure agreement to which the Company or other member of the Corporate Group is a party; except as otherwise provided by the terms of the relevant Option Agreement. Nothing in this Plan is intended to change the nature of the at-will employment of an Optionee with the Company or other member of the Corporate Group.

         h. "Option" collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.

         i. "Option Agreement" means the written agreement between the Company and an Optionee granting an Option hereunder.

         j. "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

         k. "Option Shares" mean the shares of the common stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

         l. "Optionee" means the eligible person to whom an Option is granted hereunder, and any permissible transferee thereof pursuant to Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement.

         m. "Public Market" means a market where the common stock of the Company is listed on a national securities exchange (as that term is used in the Exchange Act) or a national securities market, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or the NASDAQ Small Cap Market as then constituted.

         n. "Ten Percent Shareholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

     4. Eligibility. The persons who shall be eligible to be granted Options pursuant to this Plan shall be the employees, officers, directors, consultants and/or advisors of the Company or any parent or subsidiary thereof, as the Board shall select from time to time in its sole discretion.

     5. Shares Subject to Plan.

         a. The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired common stock of the Company. The aggregate number of shares of common stock which may be issued under this Plan shall be Five Million (5,000,000) shares, subject to adjustment as provided in
     Section 5(b) hereof. In the event that any outstanding Option for any reason expires or is terminated or cancelled in whole or in part, the Option Shares allocable to any unexercised portion of such Option shall be available for subsequent grants hereunder.

         b. In the event the Company shall change the outstanding shares of its common stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, combination, exchange or other comparable change in the corporate structure of the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and/or class of Option Shares and the Option Price per share of the stock subject to each outstanding and unexercised Option and with regard to the maximum number and/or class of shares of common stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

         c. Neither the grant of an Option nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

     6. Grant of Options; Option Agreements. Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the person to whom such Option is granted, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

         a. Grant Date. The date stated in the Option Agreement as the grant date of the Option shall be the "Grant Date" of the Option for all purposes hereof. Notwithstanding the foregoing, an Option shall not be effective and legally enforceable hereunder until the completed execution and delivery of the written Option Agreement by the Optionee and a duly authorized officer of the Company.

         b. Term of Option. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

         c. Right to Exercise; Vesting. The right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the continued employment of the Optionee and specifically subject to Section 6(h) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:

            (i) The Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Grant Date of the Option;

            (ii) The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

            (iii) The Option thereafter shall become exercisable with respect to an additional Two and Eight Point Thirty Three Hundredths Percent (2.0833%) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

Exercisable installments may be exercised by the Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

         d. Option Price. The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

            (i) The Option Price for Incentive Options shall be not less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

            (ii) The Option Price for Nonincentive Options shall be not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

         e. Non-Transferability. No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee; provided however that in the case of Nonincentive Options, the Optionee may transfer all or part of a Nonincentive Option by instrument to an inter vivos or testamentary trust in which such Option is to be passed to beneficiaries upon the death of the Optionee, or by gift to "immediate family" members as that term is defined in 17 C.F.R. \s240.16a-1(e)(as amended or superseded), provided further that such Option shall remain subject to all of the terms and conditions of this Plan and the relevant Option Agreement, including but not limited to the Option termination provisions hereof. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

         f. Exercise of the Option. Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

            (i) Provide the Secretary of the Company with written notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

            (ii) Pay the Option Price for the Option Shares being purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) full payment in shares of common stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for such period required for purposes of Section 16(b) of the Exchange Act to the extent applicable; or (3) full payment by a combination of such shares of common stock of the Company valued at fair market value on the Exercise Date and cash or check payable to the order of the Company, equal in the aggregate to the Option Price for the Option Shares being purchased; and

            (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the "Exercise Date" of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion that the shares of common stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date, then full payment of the Option Price for the Option

         Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee.

         g. Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of SEC Rule 16b-3 (as amended or superseded) and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         h. Tax Withholding. At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.

         i. Earlier Termination of Option Term. An Option shall terminate prior to the expiration date of the Option as follows:

            (i) Termination For Cause. If the Company terminates the employment of an Optionee for cause, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the termination of the employment of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

            (ii) Voluntary Termination. If the Optionee voluntarily terminates his or her employment with the Company, then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of thirty (30) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

            (iii) Termination Without Cause. If the Company terminates the employment of the Optionee without cause (other than in the case of death or permanent and total disability), then the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of sixty (60) days from the date the employment of the Optionee is terminated or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date the employment of the Optionee is terminated.

            (iv) Removal of Director For Cause. If an Optionee is removed as a director for cause as defined by applicable law, then any Option granted to the Optionee in his or her capacity as a director shall terminate and cease to be exercisable upon the earlier of (1) the termination of the directorship of the Optionee or (2) the expiration date of such Option. No additional right to exercise such Option with respect to any Option Shares shall vest from and after the date the directorship of the Optionee is terminated.

            (v) Death of Optionee. In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the death of the Optionee.

            (vi) Disability of Optionee. In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her employment or directorship or engagement with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of such termination of employment or directorship or engagement or (2) the expiration date of the Option. No additional right to exercise the Option with respect to any Option Shares shall vest from and after the date of the termination of the employment or directorship or engagement of the Optionee.

            (vii) Employment by Corporate Group. For purposes of this Section, if during the term of the Option the Optionee transfers as an employee from the Company to another member of the Corporate Group, the employment of the Optionee shall not be deemed to have terminated or ceased hereunder and all references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes hereof the employment of the Optionee shall be deemed to have terminated either upon actual termination of employment or upon the employer of Optionee ceasing to be a member of the Corporate Group, unless said employer or its successor assumes the Option pursuant to the terms hereof.

         j. Common Stock Voting Rights. This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of common stock.

         k. Other Provisions. An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, rights of repurchase, rights of first refusal and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

     7. Restrictions on Grant or Stock Issuance.

         a. The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

         b. The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

     8. No Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

     9. No Rights in Other Capacities. Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as an employee or director or consultant or advisor of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate the employment or directorship or engagement of an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

     10. Use of Proceeds. The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

     11. Lock-Up Restrictions. In connection with any underwritten public offering of stock or other securities made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock "lock-up" or "standstill" agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the common stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

     12. Mandatory Notice of Disposition. The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the Option Shares within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty
(30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.

     13. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

     14. Termination or Amendment of Plan.

         a. The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

         b. No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 14(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

     15. Financial Statements. Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.

     16. Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively "notices") shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

     17. Administration. This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board; and further subject to Section 16(b) of the Exchange Act and SEC Rule 16b-3 (as amended or superseded) with respect to any Option granted to an individual subject to such rules. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

     18. General Provisions.

         a. This Plan constitutes the entire Omnis Technology Corporation 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

         b. This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

         c. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan and the intended qualification of this Plan pursuant to Section 422 of the Code and pursuant to Section 25102(o) of the California Corporations Code and the respective regulations and rules thereunder (as amended or superseded).

         d. When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

     19. Copies of Plan. A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.


Dated: April 13, 1999

            DATE OF ADOPTION OF THIS PLAN BY THE BOARD OF DIRECTORS
                        OF THE COMPANY: APRIL 13, 1999